UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2007

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission File No.)

700 Milam, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Item 7.01	Regulation FD Disclosure

On February 22, 2007, Plains Exploration & Production Company (PXP) issued a press release announcing fourth quarter and full year 2006 results. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. In connection with such release, PXP has prepared investor slides, which are furnished herewith as Exhibit 99.2 and are incorporated by reference herein.

Pursuant to Items 2.02 and 7.01, PXP is furnishing its operating and financial guidance for the year ended December 31, 2007.

Statement Regarding Forward-Looking Statements

This Report on Form 8-K includes forward-looking information regarding PXP that is intended to be covered by the safe harbor “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “will”, “would”, “should”, “plans”, “likely”, “expects”, “anticipates”, “intends”, “believes”, “estimates”, “thinks”, “may”, and similar expressions, are forward-looking statements. Although we believe that our expectations are based on reasonable assumptions, there are risks, uncertainties and other factors that could cause actual results to be materially different from those in the forward-looking statements. These factors include, among other things:

•	uncertainties inherent in the development and production of oil and gas and in estimating reserves;

•	unexpected difficulties in integrating our operations as a result of any significant acquisitions;

•	unexpected future capital expenditures (including the amount and nature thereof);

•	impact of oil and gas price fluctuations, including the impact on our earnings as a result of our derivative positions;

•

the effects of our indebtedness, which could adversely restrict our ability to operate, could make us vulnerable to general adverse economic and industry conditions, could place us at a competitive disadvantage compared to our competitors that have less debt, and could have other adverse consequences;

•	the effects of competition;

•	the success of our risk management activities;

•	the availability (or lack thereof) of acquisition or combination opportunities;

•	the impact of current and future laws and governmental regulations;

•	environmental liabilities that are not covered by an effective indemnity or insurance; and

•	general economic, market, industry or business conditions.

All forward-looking statements in this report are made as of the date hereof, and you should not place undue reliance on these statements without also considering the risks and uncertainties associated with these statements and our business that are discussed in this report and our other filings with the SEC. Moreover, although we believe the expectations reflected in the forward-looking statements are based upon reasonable assumptions, we can give no assurance that we will attain these expectations or that any deviations will not be material. Except for any obligation to disclose material information under the

Federal securities laws, we do not intend to update these forward-looking statements and information. See Item 1A. – “Risk Factors” and Item 7. – “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies and Factors That May Affect Future Results” in our Annual Report on Form 10-K for the year ended December 31, 2005 for additional discussions of risks and uncertainties.

Disclosure of Full Year 2007 Estimates

The following table and accompanying notes reflect current estimates of certain results for the full year 2007 for PXP. These estimates are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management’s assumptions and our future performance are both subject to a wide range of business risks and uncertainties and there is no assurance that these goals and estimates can or will be met. Any number of factors could cause actual results to differ materially from those in the following table and accompanying notes, including but not limited to the factors discussed above. The estimates set forth below are given as of the date hereof only based on information available as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements. Further information on risks and uncertainties is available in our filings with the Securities and Exchange Commission, and we encourage you to review such filings.

Plains Exploration & Production Company

Full Year 2007 Operating and Financial Guidance

	Year Ended December 31, 2007
Production Volumes (MBOE/day)
Production volumes sold	52.0	—	58.0
% Oil	92%
% Gas	8%
Price Realization % Index (Unhedged)

Oil - NYMEX	82%	—	86%
Gas - Henry Hub	95%	—	100%
Production Costs per BOE

Lease operating expense	$8.40	—	$9.30
Steam gas costs (1)	$4.80	—	$5.30
Electricity	$2.00	—	$2.20
Production and ad valorem taxes	$1.15	—	$1.30
Gathering and transportation	$0.03	—	$0.05
Depreciation, Depletion and Amortization per BOE	$11.20	—	$11.50
General and administrative expenses ($/millions)

Cash	$68	—	$72
Stock based compensation (2)	$42	—	$48
Interest Expense
Average revolver balance	30 Day LIBOR + 1.25%

Effective Tax Rate	40%	—	43%
Current	0%	—	5%

Weighted Average Equivalent shares outstanding (in thousands)
Basic	72,500
Diluted	74,000
Capital Expenditures ($/millions)	$600
Derivative Instruments (3)
Crude Oil Put Options
Bbls / day	50,000
Floor	$55.00
Option premium and interest ($/millions)	$111

(1)	Steam gas costs assume a base SoCal Border index price of $7.25 per MMBtu.

The purchased volumes are anticipated to be 40,000 - 44,000 MMBtu per day.

(2)	Based on current awards outstanding and current stock price.

(3)

Since our remaining derivative position consists entirely of crude oil put options, there will continue to be volatility in derivative gains or losses on our income statement, however, our ultimate potential loss will be limited to the cost of the put options.

The information presented herein under Item 2.02 and Item 7.01 shall not be deemed “filed” under the Securities Exchange Act 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibit 99.1	Plains Exploration & Production Company press release dated February 22, 2007.

	Exhibit 99.2	Presentation dated February 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: February 22, 2007	/s/ Cynthia A. Feeback
Cynthia A. Feeback
Vice President—Accounting, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit 99.1	Plains Exploration & Production Company press release dated February 22, 2007.

Exhibit 99.2	Presentation dated February 2007.